EXHIBIT 10.16

ASSIGNMENT

WHEREAS, I, Kenneth R. Code, residing at 1780 Glastonbury Boulevard #4, Edmonton, Alberta, Canada T5T 6P9, made certain new and useful inventions and improvements for which I executed an application for Letters Patent of the United States on Even Date Herewith, which is entitled MATERIAL HAVING ANTIMICROBIAL ACTIVITY WHEN WET.

AND WHEREAS, BioLargo Life Technologies, Incorporated, a corporation organized and existing under and by virtue of the laws of the State of California, and having an office and place of business at 2603 Main Street, Suite 1155, Irvine California 92614 (hereinafter “Assignee”) is desirous of acquiring the entire right, title and interest in and to said inventions, improvements and application and in and to the Letters Patent to be obtained therefor;

NOW, THEREFORE, to all whom it may concern, be it known that for good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, I have sold, assigned, and transferred, and by these presents do sell, assign and transfer unto said Assignee, its successors or assigns, the entire right, title and interest for all countries in and to all inventions and improvements disclosed in the aforesaid application, and in and to the said application, all divisions, continuations, continuations-in-part, or renewals thereof, all Letters Patent which may be granted therefrom, and all reissues or extensions of such patents, and in and to any and all applications which have been or shall be filed in any foreign countries for Letters Patent on the said inventions and improvements, including an assignment of all rights under the provisions of the International Convention, and all Letters Patent of foreign countries which may be granted therefrom; and I do hereby authorize and request the Commissioner of Patents and Trademarks to issue any and all United States Letters Patent for the aforesaid inventions and improvements to the said Assignee as the assignee of the entire right, title and interest in and to the same, for the use of the said Assignee, its successors and assigns.

Docket No.: 617.002US1	Page 2 of 2
Serial No.: New Application
Filing Date: 7 September 2006

AND, for the consideration aforesaid, I do hereby agree that we and our executors and legal representatives will make, execute and deliver any and all other instruments in writing including any and all further application papers, affidavits, assignments and other documents, and will communicate to said Assignee, its successors and representatives all facts known to me relating to said improvements and the history thereof and will testify in all legal proceedings and generally do all things which may be necessary or desirable more effectually to secure to and vest in said Assignee, its successors or assigns the entire right, title and interest in and to the said improvements, inventions, applications, Letters Patent, rights, titles, benefits, privileges and advantages hereby sold, assigned and conveyed, or intended so to be.

AND, furthermore I covenant and agree with said Assignee, its successors and assigns, that no assignment, grant, mortgage, license or other agreement affecting the rights and property herein conveyed has been made to others by me and that full right to convey the same as herein expressed is possessed by me.

IN TESTIMONY WHEREOF, I have hereunto set my hand this 7 day of Sept., 2006

Name:	Kenneth R. Code

STATE OF MN	)
	)	ss.
COUNTY OF HANNEPIN	)

On this 7 day of September 2006, before me personally appeared Kenneth R. Code to me known and known to me to be the person described in and who executed the foregoing instrument, and he/she duly acknowledged to me that he/she executed the same for the uses and purposes therein set forth

[SEAL]
Notary Public

UNITED STATES PATENT AND TRADEMARK OFFICE

UNDER SECRETARY OF COMMERCE FOR INTELLECTUAL PROPERTY AND

DIRECTOR OF THE UNITED STATES PATENT AND TRADEMARK OFFICE

OCTOBER 18, 2006

PTAS

MARK A. LITMAN

MARK A. LITMAN & ASSOCIATES, P.A.

YORK BUSINESS CENTER

3209 WEST 76TH ST, SUITE 205

EDINA, MN 55435

UNITED STATES PATENT AND TRADEMARK OFFICE

NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT DIVISION OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE MICROFILM COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE EMPLOYEE WHOSE NAME APPEARS ON THIS NOTICE AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT SERVICES BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 09/07/2006	REEL/FRAME : 018290/0531
NUMBER OF PAGES: 3

BRIEF: ASSIGNMENT OF ASSIGNOR’S INTEREST (SEE DOCUMENT FOR DETAILS). DOCKET NUMBER: 617.002US1

ASSIGNOR:

CODE, KENNETH R.	DOC DATE: 09/07/2006

ASSIGNEE:

BIOLARGO LIFE TECHNOLOGIES,

INCORPORATED

2603 MAIN STREET, SUITE 1155

IRVINE, CALIFORNIA 92614

SERIAL NUMBER. 11516960	FILING DATE: 09/07/2006
PATENT NUMBER:	ISSUE DATE:
TITLE: MATERIAL HAVING ANTIMICROBIAL ACTIVITY WHEN WET

P.O. Box 1450. Alexandria, Virginia 22313–1450 - WWW.USPTO.GOV

018290/0531 PAGE 2

MAURICE CARTER, PARALEGAL

ASSIGNMENT SERVICES BRANCH

PUBLIC RECORDS DIVISION

9-7-06
FORM PTO-1584	EET U.S. DEPARTMENT OF COMMERCE
01-10-96:CMG	Patent and Trademark Office
Atty Ref/Docket No.: 617.002US1

To the Honorable Commissioner of Patents and Trademarks: Please record the attached original documents or copy thereof.

1. Name of conveying party(ies):	2. Name and address of receiving party(ies):
Kenneth R. Code
	Name:	BioLarge Life Technologies, Incorporated
Additional names(s) of conveying party(ies) attached? ☐ Yes ☒ No	Address:	2603 Main Street, Suite 1155 Irvine, California 92614

3. Name of conveyance:

☒ Assignment	☐ Merger	Additional names(s) & address(es) attached? ☐ Yes ☒ No

☐ Security Agreement	☐ Change of Name

☐ Other

Execution Date: September 7, 2006

4.	Application number(s) or patent number(s):

If this document is being filed together with a new application, the execution date of the application is: September 7, 2006

A. Patent Application No.(s)	B. Patent No.(s)

Serial No.

Additional numbers attached?    ☐  Yes    ☒  No Attorney’s Docket No.

5. Name and address of party to whom correspondence concerning document should be mailed:	6. Total number of applications and patents involved: 1

Name:	Mark A. Litman	7. Total fee (37 CFR 3.41): $40.00

Address:	Mark A. Litman & Associates, P.A. York Business Center 3209 West 76th St. Suite 205 Edina, MN 55435	☐ Enclosed ☒ Authorized to be charged to deposit account (50-1391) 8. Please charge any additional fees or credit any overpayments to our Deposit account number: 50-1391

DO NOT USE THIS SPACE

9.	Statement and signature.

To the best of my knowledge and belief, the foregoing information is true and correct and any attached copy it a true copy of the original document.

Mark A. Litman/Reg. No. 26 390
Name of person Signing: Mark A. Litman	Signature	Date: September 7, 2006

Total number of pages including cover sheet: 3 Pages of Application

OMB No. 0651-0011 (exp. 4/94)

Do not detach this portion

Mail documents to be recorded with required cover sheet information to:

Mail Stop Patent Application

Commissioner for Patents

PO Box 1450

Alexandria, VA 22313-1450

Public burden reporting for this sample cover sheet is estimated to average about 30 minutes per document to be recorded, including time for reviewing the document and gathering the data needed, and completing and reviewing the sample cover sheet. Send comments regarding this burden estimate to the U.S. Patent and Trademark Office, Office of information systems, PK2-1000C, Washington, D.C. 20231, and to the Office of Management and Budget, Paperwork Reduction Project (0651-0011), Washington, D.C. 20503.